EXHIBIT 99

                      SECURITIES AND  EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                ________________

                                    EXHIBITS

                                       To

                                   Form 10-K

                                August 31, 1997

                                     Under
                      The Securities Exchange Act of 1934

                             ___________________

                           Farmland Industries, Inc.


                                 EXHIBIT INDEX

      The following exhibits are filed as a part of this Form 10-K Registration Statement. Certain of these exhibits are incorporated by reference as indicated. Items marked with an asterisk (*) are filed herein.

          ARTICLES OF INCORPORATION AND BYLAWS:

  3.A Articles of Incorporation and Bylaws of Farmland Industries, Inc.
      effective December 5, 1996. (Incorporated by Reference - Form 10-Q, filed January 14, 1997)

      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
      INDENTURES:

  4.(i)A Trust Indenture dated November 20, 1981, as amended January 4, 1982, including specimen of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No. 2-75071, effective January 7, 1982)

  4.(i)B Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 10-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

      4.(i)B(1)    Amendment Number 2, dated December 3, 1991, to Trust
                   Indenture dated November 8, 1984 as amended January 3, 1985 covering Farmland Industries, Inc.'s 10-Year Subordinated
                   Capital Investment Certificates.  (Incorporated by
                   Reference - Form SE, dated December 3, 1991)

  4.(i)C Trust Indenture dated November 8, 1984, as amended January 3, 1985, including specimen of 5-year Subordinated Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

      4.(i)C(1)    Amendment Number 2, dated December 3, 1991, to Trust
                   Indenture dated November 8, 1984 as amended January 3, 1985 covering Farmland Industries, Inc.'s 5-Year Subordinated
                   Capital Investment Certificates.  (Incorporated by
                   Reference - Form SE, dated December 3, 1991)

  4.(i)D Trust Indenture dated November 8, 1984, as amended January 3, 1985 and November 20, 1985, including specimen of 10-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 2-94400, effective December 31, 1984)

  4.(i)E Trust Indenture dated November 11, 1985 including specimen of the 5-year Subordinated Monthly Income Capital Investment Certificates. (Incorporated by Reference - Form S-1, No. 33-1970, effective December 31, 1985)

  4.(ii)A Syndicated Credit Facility between Farmland Industries, Inc. and various banks dated May 15, 1996, (Incorporated by Reference - Form 10-Q filed July 15, 1996)

*     4.(ii)A(1)   First Amendment dated May 14, 1997 (including Exhibits
                   A, B, C, D and Schedule 101A) to Syndicated Credit Facility dated May 15, 1996 between Farmland Industries, Inc. and various banks.

      MATERIAL CONTRACTS:

      LEASE CONTRACTS:

 10.(i)A Leveraged lease dated September 6, 1991, among the First National Bank of Chicago, not individually but solely as Trustee for AT&T Commercial Finance Corporation, The Boatmen's National Bank of St. Louis, Firstier Bank, N.A. and Norwest Bank Minnesota, National Association and Farmland Industries, Inc. in the amount of $73,153,000. (Incorporated by Reference - Form SE, filed
          December 3, 1991)

 10.(i)B Leveraged lease dated March 17, 1977, among the First National Bank of Commerce as Trustee for General Electric Credit Corporation as Beneficiary and Farmland Industries, Inc. in the amount of $51,909,257.90. (Incorporated by Reference - Form S-1, No. 2-60372, effective December 22, 1977)

      MANAGEMENT REMUNERATIVE PLANS:

*10.(iii)A Employee Variable Compensation Plan (September 1, 1997 - August 31,
           1998)

 10.(iii)B Farmland Industries, Inc. Management Long-Term Incentive Plan
           (Effective September 1, 1993) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

*     10.(iii)B(1) Exhibit E (Fiscal years 1997 through 1999)

*     10.(iii)B(2) Exhibit F (Fiscal years 1998 through 2000)

 10.(iii)C Farmland Industries, Inc. Supplemental Executive Retirement Plan
          (Effective January 1, 1994) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

      10.(iii)C(1) Resolution Approving the Revision of Appendix A and Appendix
                   A (Incorporated by Reference - Form 10-K, filed November 27,
                   1996)

 10.(iii)D Farmland Industries, Inc. Executive Deferred Compensation Plan (As
           Amended and Restated Effective November 1, 1996) (Incorporated by Reference - Form 10-K, filed November 27, 1996)

*21   Subsidiaries of the Registrant

*24   Power of Attorney

*27   Financial Data Schedule